UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2020

Hancock Jaffe Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38325	33-0936180
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

70 Doppler

Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 261-2900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HJLI	The NASDAQ Stock Market LLC
Warrant to Purchase Common Stock	HJLIW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2020, the Board of Directors of Hancock Jaffe Laboratories, Inc. (the “Company”) appointed Craig Glynn as Interim Chief Financial Officer and Interim Treasurer.

Mr. Glynn, age 59, has more than thirty-five years of experience providing financial services to a variety of public and private companies, including in the role as Chief Financial Officer. In 2012, Mr. Glynn founded Edward Thomas Associates, a firm that provides public and private companies with accounting and finance services, including chief financial officer services. Mr. Glynn is a Managing Director of Edward Thomas Associates. Mr. Glynn has a proven record of success managing the financial aspects of dynamic organizations either as a member of the management team or in a consulting capacity. He started his career as an auditor with Deloitte and went on to be the CFO and Controller of several technology, manufacturing, and distribution companies. Mr. Glynn earned his BS and MS degrees in Accounting from California State University Northridge. He is a member of the American Institute of CPAs.

For his services as Interim Chief Financial Officer and Interim Treasurer, Mr. Glynn will be paid $10,000 per month of employment. Mr. Glynn has not been involved in any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K. There are no family relationships between Mr. Glynn and any other director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company and there are no arrangements or understandings between him and any other persons pursuant to which he was or is to be selected as an officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK JAFFE LABORATORIES, INC.

Dated April 10, 2020	/s/ Robert A. Berman
Robert A. Berman
Chief Executive Officer